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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No., 333-72806) of our report dated January 25, 2002, appearing on pages F-1 to F-25 of this Annual Report on Form 10-K.


/s/ Whisnant & Company, LLP

WHISNANT & COMPANY, LLP

Hickory, North Carolina
March 29, 2002